                                  SCHEDULE 14A
                                 (RULE 14A-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT


                            SCHEDULE 14A INFORMATION


           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant  [X]


Filed by a Party other than the Registrant  [ ]


Check the appropriate box:


[X]    Preliminary Proxy Statement   [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                    CSP INC.
        ----------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


        -----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):


         /X/     No fee required
         / /     Fee computed on table below per Exchange Act Rules 14a-6 (i)
                 (1) and 0-11.


         (1)     Title of each class of securities to which transaction applies:


         ---------------------------------------------------------------



         (2)     Aggregate number of securities to which transaction applies:


         ---------------------------------------------------------------



         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


         ---------------------------------------------------------------



         (4) Proposed maximum aggregate value of transaction:


         ---------------------------------------------------------------



         (5) Total fee paid:


         ---------------------------------------------------------------



         / /     Fee paid previously with preliminary materials:


         ---------------------------------------------------------------



         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.



         (1)      Amount previously paid:


          -------------------------------------------------------------



         (2)      Form, Schedule or Registration Statement no.:

          -------------------------------------------------------------



         (3)      Filing Party:

          -------------------------------------------------------------



         (4)      Date Filed:

          -------------------------------------------------------------

                                    CSP INC.
                         (A MASSACHUSETTS CORPORATION)
                            ------------------------

                      NOTICE OF SPECIAL MEETING IN LIEU OF

                         ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------


                                JANUARY 8, 1998



     Notice is hereby given that a Special Meeting in lieu of Annual Meeting of Stockholders of CSP Inc. (the "Company") will be held at the offices of Foley, Hoag & Eliot LLP, Sixteenth Floor, One Post Office Square, Boston, Massachusetts, on Thursday, January 8, 1998, beginning at 10:00 a.m. local time, for the following purposes:



     1. To elect two Class II Directors, each for a three-year term.



     2. To act upon a proposal to approve and adopt the 1997 Stock Option Plan.



     3. To act upon a proposal to approve and adopt the CSP Inc. Employee Stock Purchase Plan.



     4. To act upon a proposal to amend the Company's Articles of Organization to provide that meetings of stockholders may be held anywhere in the United States.



     5. To act upon a proposal to amend the Company's by-laws to provide that the Annual Meeting of stockholders of the Company will be held on the second Tuesday of January in each year.



     6. To transact such further business as may properly come before the Meeting, or any adjournment or adjournments thereof.



     The Board of Directors has fixed the close of business on November 21, 1997 as the record date for determining the stockholders of the Company entitled to notice of, and to vote at, said Meeting and any adjournment thereof. Only stockholders of record on such date are entitled to notice of, and to vote at, said Meeting or any adjournment thereof.


                                            By Order of the Board of Directors

                                            DEAN F. HANLEY
                                            Clerk


November 28, 1997


                            YOUR VOTE IS IMPORTANT.

                   PLEASE SIGN AND RETURN THE ENCLOSED PROXY,
                 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                    CSP INC.
                         (A MASSACHUSETTS CORPORATION)

                            ------------------------

                                PROXY STATEMENT

                            ------------------------


                           SPECIAL MEETING IN LIEU OF

                         ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 8, 1998



     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CSP Inc. ("CSPI" or the "Company") of proxies for use at the a Special Meeting in lieu of Annual Meeting of Stockholders to be held on January 8, 1998 (the "Meeting") and at any adjournment thereof. A form of proxy is enclosed. Any stockholder executing such a proxy may revoke it at any time insofar as it has not been exercised. All properly executed proxies that are received by the Company before the Meeting and that are not revoked will be voted in accordance with the stockholder's direction at the Meeting. The principal executive offices of the Company are located at 40 Linnell Circle, Billerica, Massachusetts 01821. The approximate date on which this Proxy Statement and the form of proxy will be sent to stockholders is November 28, 1997.


                         ANNUAL REPORT TO STOCKHOLDERS

     The Company's Annual Report for the fiscal year ended August 29, 1997 accompanies this Proxy Statement, but is not incorporated herein and is not to be deemed a part hereof.

                         ITEM 1.  ELECTION OF DIRECTORS


     The Company, as a Massachusetts corporation with a class of voting stock registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), has a Board of Directors divided into three classes, as nearly equal in size as practicable, referred to as Class I, Class II and Class III. The Directors in each class serve for a term of three years and until their successors are duly elected and qualified. As the term of one class expires, a successor class is elected at the annual meeting of stockholders for that year. There are currently three Class II Directors, whose terms will expire at the Special Meeting in lieu of Annual Meeting to be held on January 8, 1998; two Class III Directors, who were elected to serve until the annual meeting to be held with respect to the end of the 1998 fiscal year; and two Class I Directors, who were elected to serve until the annual meeting to held with respect to the end of the 1999 fiscal year.



     Pursuant to the by-laws of the Company, the Board of Directors has fixed the number of Directors that constitutes the entire Board of Directors at six, effective as of the date of the Meeting, following the resignation from the Board of Directors of its present Chairman, Mr. Samuel Ochlis. The Board of Directors has nominated two Class II Directors for election at the Meeting.


     Unless authority is withheld, proxies in the accompanying form will be voted in favor of electing as Class II Directors, to hold office until the annual meeting to be held with respect to the end of fiscal year 2000 and until their respective successors are elected and qualified, the two Class II nominees identified in the table below. If the proxy is executed in such a manner as to withhold authority to vote for one or more nominees for Director, such instructions will be followed by the persons named in the proxy.

     Under the by-laws of the Company, a majority of the shares of the Company's common stock, par value $.01 per share ("Common Stock"), issued and outstanding and entitled to vote will constitute a quorum for the Meeting. If a quorum is present, the vote of the holders of a plurality of the shares of Common Stock present or represented at the Meeting and entitled to vote is required to elect Directors. If a quorum is not present at the scheduled time for the Meeting, the persons named in the proxy will vote to adjourn the Meeting until a later date when a quorum can be obtained. Pursuant to the Company's by-laws, if it is necessary to adjourn the Meeting for that purpose, no notice of the time and place of the adjourned meeting is required to be given to stockholders.

     In general, votes withheld from any nominee for election as Director, abstentions, and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A "non-vote" occurs when a broker or nominee holding shares for a beneficial owner does not vote on a proposal because, in respect of such proposal, the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter. Broker "non-votes" are not so included.

     Each of the nominees for Director is currently a member of the Board of Directors. Although the Company expects each nominee to accept nomination and to serve if elected, if a nominee is unable to serve at the time of election, then proxies will be voted for some other person or the Board of Directors will fix the number of Directors at a lesser number.

NOMINEES

     Listed below are the nominees for Class II Director with information showing the age of each, the year each was first elected a Director of the Company, and the business affiliations of each.

       NAME, AGE AND CLASS                            BUSINESS AFFILIATIONS
---------------------------------    --------------------------------------------------------
John D. Ingram (61)..............    Director of CSPI since 1994; Research Fellow at
                                       Schlumberger Limited from 1991 to the present; Vice
                                       President-Chief Technical Officer of Schlumberger
                                       Limited from 1987 to 1991. Dr. Ingram serves on the
                                       External Advisory Board of the School of Earth and
                                       Planetary Sciences, California Institute of
                                       Technology; the Advisory Board of the School of
                                       Computer Science of Carnegie Mellon University; and
                                       the External Advisory Board-NSF-Center for Research in
                                       Parallel Computation -- Rice University/CAL Tech/Oak
                                       Ridge/Los Alamos.

J. David Lyons (59)..............    Director of CSPI since March 1997; Managing Class II
                                       Director at Aubin International, Inc. from 1996 to the
                                       present; Executive Vice President and General Manager
                                       at National Data Corporation from 1993 to 1996;
                                       Executive Vice President Sales and Marketing,
                                       Syncordia from 1991 to 1993.

DIRECTORS

     Listed below are the continuing Directors of the Company, with information showing the age of each, the year each was first elected a Director of the Company, and the business affiliations of each. Messrs. Frusztajer and Smith are Class I Directors, whose terms expire in 1999. Messrs. Lupinetti and James are Class III Directors, whose terms expire in 1998.

          NAME, AGE AND CLASS                                BUSINESS AFFILIATIONS
----------------------------------------    --------------------------------------------------------
Boruch B. Frusztajer (67)...............    Director of CSPI since 1977; since July 1984, President
  Class I                                     of BBF Corp., an industrial management company; founder
                                              in 1976 and until July 1984 President of BBF Inc., a
                                              manufacturer of components, materials and systems for
                                              measurement and control; Director of PRI Automation
                                              Inc.

Sandford D. Smith (50)..................    Director of CSPI since 1993; President of Specialty
  Class I                                     Therapeutics of Genzyme Corp., a biopharmaceutical
                                              company, since April 1996; President and Chief
                                              Executive Officer of Repligen Corporation from 1987 to
                                              1996; Director of Ariad Pharmaceuticals, Inc. and
                                              Chemex Pharmaceuticals, Inc.

Alexander R. Lupinetti (51).............    Director, Chief Executive Officer and President of CSPI
  Class III                                   since October 1996; President and Chief Executive
                                              Officer of each of the TCAM Systems Inc., Shared
                                              Systems Corporation and SoftCom Systems, Inc.,
                                              subsidiaries of Stratus Computer Inc., from November
                                              1987 to September 1996; Northeastern General Manager
                                              for the Engineering and Scientific Division of
                                              International Business Machines, Inc. from 1984 to
                                              1987.
C. Shelton James                            Director of CSPI since 1994; President of Fundamental
(58)....................................      Management Corporation, which is engaged in the
  Class III                                   management of investment partnerships, since 1993,
                                              Executive Vice President from 1990 to 1993; Chief
                                              Executive Officer and Chairman of the Board of
                                              Elcotel, Inc. since May 1991; Director of NAI
                                              Technologies, Concurrent Computer Corporation,
                                              Cyberguard Corp. and S.K. Technologies; Trustee of
                                              Clarkson University.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES FOR DIRECTOR LISTED IN THIS PROXY STATEMENT.

CHAIRMAN ANNOUNCES RETIREMENT


     Samuel Ochlis, Chairman of the Board of Directors of CSP Inc. announced that he will retire effective as of the date of the Meeting. Mr. Ochlis was elected a Director of CSP Inc. in July 1973 and became Executive Vice President in January 1974. He was elected President in August 1978 and later became Chief Executive Officer until he retired from that post to become Chairman in 1994. The Board has elected Mr. Lupinetti to be Mr. Ochlis's successor as Chairman.


COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Company's Board of Directors met five times during the fiscal year ended August 29, 1997 ("fiscal 1997").

     The Board of Directors has an Audit Committee and a Compensation Committee, but does not have a nominating committee or other committee performing similar functions. The Audit Committee consists of Messrs. Frusztajer and James and is responsible for recommending the selection of the Company's independent accountants, reviewing the scope of the annual examination of the Company's financial statements, reviewing the report of the independent accountants, reviewing the independent accountant's recommendations to management concerning auditing, accounting and tax issues, aiding the Board in discharging its responsibility in financial reporting and related matters and reviewing the fees of the independent accountants. The Audit Committee met twice during fiscal 1997. The Compensation Committee consists of Messrs. Smith and Frusztajer and Dr. Ingram and is responsible for determining the compensation of the executive officers and management of the Company and administering the Company's stock option plans and granting stock options to employees and other persons eligible thereunder. The Compensation Committee met three times during fiscal 1997.

COMPENSATION OF DIRECTORS


     Each Director, other than the Chairman of the Board, who is not an employee of the Company receives a quarterly fee of $440 to serve as a Director, a quarterly fee of $138 for each committee of the Board of which he is a member and a fee of $550, plus expenses, for each meeting of the Board which he attends. The Chairman received a quarterly fee of $660 to serve as Chairman, a quarterly fee of $206 for each committee of the Board of which he was a member and a fee of $825, plus expenses, for each meeting of the Board which he attended. The Chairman of the Board did not serve on any committee of the Board in fiscal 1997. Mr. Lupinetti, as an employee Director, will not receive any additional compensation for his service as Chairman following Mr. Ochlis' retirement.


     Under the Company's 1991 Stock Option Plan, each non-employee Director also receives an annual non-discretionary grant of a non-statutory option to purchase 1,000 shares of Common Stock on the last business day of January in each year. The aggregate number of shares that may be issued pursuant to this arrangement is 20,000. These non-discretionary options have an exercise price per share equal to the fair market value of the Common Stock on the date of grant, are not exercisable until after six months following such date, have a term of three years and are fully vested after six months. The Company's 1997 Stock Option Plan provides for similiar non-discretionary grants to non-employee Directors, except that no such options will be granted until no options are available for grant under the corresponding provisions of the Company's 1991 Stock Option Plan.

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following Summary Compensation Table sets forth certain information regarding compensation paid or accrued by the Company with respect to the Company's Chief Executive Officer and the Company's most highly compensated officers other than the Chief Executive Officer who served as officers during fiscal 1997 and whose annual compensation exceeds $100,000 for fiscal 1997:

                           SUMMARY COMPENSATION TABLE

                                                                                LONG TERM COMPENSATION
                                                       ANNUAL COMPENSATION      ----------------------
       NAME AND PRINCIPAL POSITION          FISCAL     --------------------     OPTION     ALL OTHER
           (AT AUGUST 29, 1997)              YEAR       SALARY       BONUS      GRANTS    COMPENSATION
------------------------------------------  ------     --------     -------     -------   ------------
Alexander R. Lupinetti....................   1997      $183,477     $40,000      60,000     $  3,875(1)
  President and Chief                        1996         --          --          --
  Executive Officer                          1995         --          --          --

Michael M. Stern..........................   1997      $120,702     $10,863       1,000     $ 40,535(2)
  Vice President of Operations               1996      $120,020     $     0       --        $ 36,065(3)
  and Treasurer                              1995      $112,998     $     0       2,000     $ 31,937(4)

Gary W. Levine............................   1997      $ 92,104     $10,000       2,000     $  3,366(5)
  Vice President of Finance                  1996      $111,173     $     0       --        $  3,042(5)
  and Chief Financial Officer                1995      $ 85,685     $     0       --        $  2,862(5)

James A. Waggett..........................   1997      $ 91,935     $ 9,242       1,000     $ 41,529(6)
  Vice President                             1996      $101,760     $18,950       --        $ 36,659(7)
  Marketing Development                      1995      $ 95,804     $ 3,000       --        $ 32,368(8)

---------------

(1) This amount is comprised of a $3,875 contribution by the Company to Mr. Lupinetti's 401(k) plan.

(2) This amount is comprised of a $3,899 contribution of the Company to Mr. Stern's 401(k) plan and the accrual of $36,636 under the Company's supplemental retirement income plan.

(3) This amount is comprised of a $3,908 contribution by the Company to Mr. Stern's 401(k) plan and the accrual of $32,157 under the Company's supplemental retirement income plan.

(4) This amount is comprised of a $3,770 contribution by the Company to Mr. Stern's 401(k) plan and the accrual of $28,167 under the Company's supplemental retirement income plan.

(5) This amount represents a contribution by the Company to Mr. Levine's 401(k) plan.

(6) This amount is comprised of a $3,564 contribution by the Company to Mr. Waggett's 401(k) plan and the accrual of $37,965 under the Company's supplemental retirement income plan.

(7) This amount comprised of a $3,336 contribution by the Company to Mr. Waggett's 401(k) plan and the accrual of $33,323 under the Company's supplemental retirement income plan.

(8) This amount is comprised of a $3,179 contribution by the Company to Mr. Waggett's 401(k) plan and the accrual of $29,189 under the Company's supplemental retirement income plan.

     Option Grants Table. The following Option Grants Table sets forth certain information regarding stock options granted during the fiscal year ended August 29, 1997 by the Company to the executive officers named in the Summary Compensation Table:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                             POTENTIAL
                                                 INDIVIDUAL GRANTS                       REALIZED VALUE AT
                                ---------------------------------------------------       ASSUMED ANNUAL
                                           PERCENTAGE OF                                  RATES OF STOCK
                                          TOTAL OF OPTIONS   EXERCISE                   PRICE APPRECIATION
                                             GRANTED TO        PRICE                    FOR OPTION TERM(2)
                                OPTIONS     EMPLOYEES IN     PER SHARE   EXPIRATION   -----------------------
             NAME               GRANTED     FISCAL YEAR      ($/SH)(1)      DATE         5%           10%
------------------------------  -------   ----------------   ---------   ----------   --------     ----------
Alexander R. Lupinetti........   60,000        51.61%         $ 7.625      9/30/06    $287,719     $1,186,637
Michael M. Stern..............    1,000         0.86%         $ 6.125      4/02/07    $  3,852     $    9,762
Gary W. Levine................    2,000         1.72%         $ 6.125      4/02/07    $  7,704     $   19,523
James A. Waggett..............    1,000         0.86%         $ 6.125      4/02/07    $  3,852     $    9,762

---------------

(1) Stock options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of the grant. The stock options expire ten years from the date of grant.

(2) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation of the Company's Common Stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimates of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercise and sale of the shares and the future performance of the Company's Common Stock. There can be no assurances that the rates of appreciation assumed in this table can be achieved or that the amounts shown will be received by the individuals.


     Mr. John Clary, CEO and President, and Manfred Appel, Vice President of Finance of MODCOMP, Inc., a wholly-owned subsidiary of CSPI, were granted options to acquire 10,000 and 5,000 shares of Common Stock, respectively, at the market price of $7.00 per share as part of the consummation of the Company's acquisition of MODCOMP during fiscal 1997. Mr. Lupinetti was granted options to acquire 40,000 shares of Common Stock at an exercise price per share of $8.00, the fair market value of the Common Stock on October 31, 1997, the date of grant.

     Fiscal Year-End Option Table. The following Fiscal Year-End Option Table sets forth certain information regarding stock options held as of August 29, 1997 by the executive officers named in the Summary Compensation Table.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                                  VALUE OF
                                                            NUMBER OF UNEXERCISED           IN-THE-MONEY OPTIONS
                             SHARES                      OPTIONS AT FISCAL YEAR-END         AT FISCAL YEAR-END(2)
                            ACQUIRED        VALUE       -----------------------------   -----------------------------
          NAME            ON EXERCISE    REALIZED(1)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
------------------------  ------------   ------------   ------------   --------------   ------------   --------------
Alexander R. Lupinetti..          0         n/a                 0          60,000         $      0        $ 22,500
Michael M. Stern........          0         n/a             5,600           2,000         $  2,144        $  2,219
Gary W. Levine..........       5000        $  6,850        10,000           3,000         $ 15,344        $  4,094
James A. Waggett........       9400        $ 12,878         3,000           1,900         $  2,110        $  2,185

---------------

(1) Value is based on the difference between the fair market value of the Common Stock on the date of exercise of the applicable option and the exercise price of such option. These values may never be realized. Actual gains, if any, will depend on the value of the Common Stock on the date of the sale of the shares.

(2) Value is based on the last sales price of Common Stock ($8.00) on Friday, August 29, 1997, the last day of fiscal 1997, less the applicable option exercise price. These values have not been and may never be realized. Actual gains, if any, on exercise will depend on the value of the Common Stock on the date of the sale of the shares.

401(K) PLAN

     The Company has a defined contribution profit-sharing plan pursuant to
Section 401(k) of the Internal Revenue Code for the benefit of its employees, including officers. The Board of Directors of the Company determines from year to year whether and to what extent the Company will contribute to the 401(k) plan by making matching contributions to the plan or by making profit-sharing contributions to the plan, allocated in proportion to each eligible employee's compensation, as a percentage of the compensation of all eligible employees. During fiscal year 1997, the matching contribution by the Company was set at 50% of contributions by eligible employees up to a maximum of 6% of salary.

SUPPLEMENTAL RETIREMENT INCOME PLAN

     In addition to the foregoing, the Company has a nonqualified supplemental retirement income plan pursuant to which the Company provides additional retirement benefits to 12 present or former employees, all of whom are or were highly compensated or supervisory employees long employed by the Company, including three of the Company's current executive officers and the retiring Chairman of the Board. Under the plan, the Company will pay to each participant, generally over a 10 or 15 year period commencing upon termination of employment with the Company for any reason after a specified normal retirement date, a series of monthly payments based on, among other things, a factor based on such participant's salary as of January 1, 1985 and years of service with the Company (the "Normal Retirement Benefit"). In the event of termination of employment prior to the normal retirement date, the Company will pay, in a series of monthly payments, the actuarial equivalent of the Normal Retirement Benefit (based on the participant's age at the time of termination of employment) to a participant (i) whose employment with the Company is terminated after a specified early retirement date as defined in the plan, (ii) whose employment is otherwise terminated with the consent of the committee that administers the plan, or (iii) in the sole discretion of the committee, whose employment is terminated prior to the normal retirement date by reason of disability. Reduced benefits are paid to any participant whose employment with the Company is terminated for any reason other than retirement, disability or death. The annual benefits payable under the plan upon retirement at the normal retirement date of Messrs. Waggett and Stern are $51,142 and $57,155, respectively.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     For information about the Company's contract with Mr. Luipinetti, see "Compensation Committee Report -- Chief Executive Officer Compensation."

     The Company has an agreement with Samuel Ochlis dated January 5, 1987, as amended in November 1988 and August 1995, that provides for, among other things, the payment of deferred compensation to Mr. Ochlis or, if he is not living, to a trust for the benefit of his children, upon the termination of Mr. Ochlis' employment with the Company by reason of retirement, disability or death. Mr. Ochlis' term as an employee of the Company ended on August 30, 1995. Under the agreement, as amended, Mr. Ochlis or his children's trust, as the case may be, will receive for a period of up to ten years yearly payments in an amount equal to $84,036, less the amount payable to him or his designated beneficiary in each of such years under the Company's retirement plans other than its 401(k) plan. The Company will be relieved of its obligation to pay deferred compensation if at any time prior to the expiration of the payout period Mr. Ochlis accepts employment with, or renders any assistance for compensation to, any competitor of the Company without the prior written consent of the Company.

     In connection with his employment agreement, in September 1989, the Company established a so-called "rabbi" trust for the benefit of Mr. Ochlis. Subject to claims of the Company's general creditors in the event of the Company's insolvency or bankruptcy, the trust assets are to be held for the exclusive purpose of providing deferred compensation to Mr. Ochlis in accordance with the terms of his employment agreement. The trust agreement provides that Mr. Ochlis shall have no preferred claims on, or any beneficial interest in, any of the trust assets until such time as the assets are paid to him. Under current federal income tax law, Mr. Ochlis will not be taxed until he actually receives payment from the trust. Instead, the Company is taxable on the trust income and is not allowed a tax deduction for contributions to the trust or offsetting deductions for trust income until Mr. Ochlis is actually paid.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board is composed of three Directors, Messrs. Smith and Frusztajer and Dr. Ingram. The Compensation Committee is also empowered to administer the Company's stock option plans. This Committee is currently charged with the responsibility of reviewing and approving executive officers' compensation and approving all discretionary grants of stock options under the Company's stock option plans. The following describes the compensation programs in effect during fiscal 1997.

  COMPENSATION POLICY

     The Company's compensation policies are designed to pay executives an annual salary that is industry competitive and an annual bonus that is based both on the performance of the Company and on individual goals established for each of the executives for the fiscal year. The Company also has longer term incentives based on stock options. All three components of compensation are reviewed annually by the committee to ensure salaries remain competitive, bonuses reward performance and stock options provide continued incentives.

     Salaries for executive officers are based on the duties and responsibilities of the position held by the executive compared with executive officers of other companies in the industry. Salaries are reviewed and established annually. Various industry salary surveys are reviewed and provided to the Committee to review in establishing the new compensation. Each executive has a performance review prepared by the Chief Executive Officer. During this review the officer's performance over the prior year is assessed and goals are established for the next year. This information is communicated to the Compensation Committee and, based on this review and salary surveys, the annual salary for the executive is established for next year.

     Executive officers and key management employees participate in the bonus plan. Payments under the plan are contingent on the Company meeting its sales and operating profit objectives for the fiscal year. Based on the extent to which the Company achieves those objectives, each participant receives up to 30% of the maximum bonus. If, in addition, the officer or employee achieves his individual goals established by the Company, the balance of the bonus will be paid. The Committee reviews both the individual and Company goals annually. In fiscal 1997, Messrs. Lupinetti, Stern, Levine, and Waggett were paid bonuses by the Company in the amounts of $40,000, $10,863, $10,000, and $9,242, respectively, based on the attainment of individual objectives. Approximately 13.3% of the Company's compensation to executives in fiscal 1997 was in the form of bonuses.

     The Company from time to time grants stock options to some or all of its executives and key employees as a means of creating a long-term incentive and benefit. All stock options granted in fiscal 1997 were at the fair market value of shares of Common Stock on the date of grant. Thus, no benefit will accrue to the executive or key employee from the stock option grant until the Common Stock appreciates. This creates a long-term goal for appreciation of the Common Stock which coincides with the interests of the stockholders.

  CHIEF EXECUTIVE OFFICER COMPENSATION

     The Company has an employment agreement with Mr. Lupinetti dated September 12, 1996 (the "Employment Agreement"), pursuant to which Mr. Lupinetti became Director, Chief Executive Officer and President of the Company effective October 1, 1996. Under the terms of the agreement Mr. Lupinetti's initial base salary is $200,000 per year with eligibility for bonus compensation of $40,000 based on the achievement of certain goals or an executive bonus of up to 50% of his salary based on the attainment of certain financial objectives. In addition, the Company granted Mr. Lupinetti options to acquire up to 60,000 shares of Common Stock at an exercise price of $7.63 per share, the fair market value of the Common Stock on the date of grant. Such options vest under normal circumstances at a rate of 25% a year commencing after one year of service. However, if the Company is acquired by a way of sale of substantially all of its assets or by merger, such options will fully vest at the time of such acquisition. The Company also has provided Mr. Lupinetti with an automobile. In the event Mr. Lupinetti's employment is terminated by the Company other than for cause (as defined), Mr. Lupinetti is entitled to 12 months of severance pay at his then effective annual salary per month. Based on the achievements accomplished in fiscal 1997, the Compensation Committee approved increasing Mr. Lupinetti's base salary to $250,000 on October 31, 1997. Mr. Lupinetti was also granted 40,000 options to acquire Common Stock under the Company's 1991 Stock Option Plan at an exercise price per share of $8.00, the fair market value of the Common Stock on the date of the grant. In addition, Mr. Lupinetti will be eligible for an executive bonus based on the Company's Variable Compensation Program, which is based on achieving revenue and earnings per share objectives.
                                            COMPENSATION COMMITTEE

                                            Sandford D. Smith
                                            Boruch B. Frusztajer
                                            John D. Ingram

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Sandford D. Smith, Boruch B. Frusztajer and John D. Ingram served on the Compensation Committee during fiscal 1997. Persons serving on the Compensation Committee had no relationships with the Company other than their relationship to the Company as Directors entitled to the receipt of standard compensation as Directors and members of certain committees of the Board and their relationship to the Company as stockholders. No person serving on the Compensation Committee or on the Board of Directors is an executive officer of another entity for which an executive officer of the Company serves on the board of directors or on that entity's compensation committee.

PERFORMANCE GRAPH

     The following Performance Graph compares the performance of the Company's cumulative stockholder return with that of a broad market index (the Nasdaq Stock Market Index) and a published industry index (the Nasdaq Computer Manufacturers' Index) for each of the most recent five fiscal years. The cumulative stockholder return for shares of Common Stock and each of the indices is calculated assuming that $100 was invested on August 28, 1992. The Company paid no cash dividends during the periods shown. The performance of the indices is shown on a total return (dividends reinvested) basis. The graph lines merely connect year-end dates and do not reflect fluctuations between those dates.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                 AMONG CSP INC., THE NASDAQ STOCK MARKET (U.S.)
                INDEX AND THE NASDAQ COMPUTER MANUFACTURER INDEX

                                                                     Cumulative Total Return
                                                    -------------------------------------------------------------------
                                                    8/28/92     8/27/93     8/26/94     8/25/95     8/30/96     8/29/97
                                                    -------     -------     -------     -------     -------     -------
CSP Inc...................................... CSPI    100         116         111         109          94         100
NASDAQ STOCK MARKET (U.S.)................... INAS    100         132         137         185         209         291
NASDAQ COMPUTER MANUFACTURER................. INAC    100         115         120         211         251         399


* $100 invested on 8/28/92 in stock or on 8/31/92 in index -- including reinvestment of dividends.

                ITEM 2.  APPROVAL OF THE 1997 STOCK OPTION PLAN

REASONS FOR THE 1997 PLAN


     The Company's 1997 Stock Option Plan (the "1997 Plan") was adopted by the Board of Directors on October 9, 1997. The Company is proposing that stockholders approve the 1997 Plan, so that the Company will be able to continue to grant incentive stock options to its employees after no options are available for grant under the existing 1991 Stock Option Plan. As of November 14, 1997 only 38,700 options remained available for grant under the 1991 Stock Option Plan. Approval of the 1997 Plan is being submitted to a vote of the stockholders for two reasons. First, stockholder approval is required by the incentive stock option provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Second, the Company believes that stockholder approval may be required by regulations of the National Association of Securities Dealers applicable to issuers of securities in connection with option plans.


     If a quorum is present at the Meeting, the vote of a majority of the shares of Common Stock present or represented at the Meeting and entitled to vote is necessary to approve the 1997 Plan.

     A copy of the 1997 Plan is attached to this Proxy Statement as Exhibit A.

DESCRIPTION OF THE 1997 PLAN

     The purpose of the 1997 Plan is to provide additional incentive to present and future executives and key employees of the Company and of its subsidiaries by affording them an opportunity to acquire or increase their proprietary interest in the Company through the acquisition of shares of its Common Stock. By encouraging stock ownership by such executives and key employees, the Company seeks to attract and retain in its employ persons of exceptional competence and seeks to furnish an added incentive for them to increase their efforts on behalf of the Company. Options granted under the 1997 Plan may be either "incentive stock options" as defined in Section 422 of the Code or non-statutory stock options.

     The 1997 Plan may be administered by the Board of Directors or by the Compensation Committee (the "Committee"), the members of which are appointed from time to time by the Board of Directors. All questions of interpretation and application of the Plan, of options granted thereunder and of the value of shares of Common Stock subject to an option, are subject to the determination, which is final and binding, of a majority of the Board or the Committee, as the case may be. The Board of Directors (but not the Committee) may, in its discretion, modify, revise or terminate the 1997 Plan at any time, but the aggregate number of shares issuable under the 1997 Plan may not be increased (except in the event of certain changes in the Company's capital structure) without the consent of the stockholders. Unless sooner terminated by the Board, the 1997 Plan will terminate when all of the Common Stock with respect to which options may be granted under the Plan has been issued upon the exercise of such options. No options may be granted under the 1997 Plan after October 8, 2007.

     The 1997 Plan authorizes the grant of options for the purchase of up to 150,000 authorized and unissued or treasury shares of Common Stock to key employees (including officers, whether or not they are Directors, and Directors who are also employees) of the Company or any parent or subsidiary of the Company. Any employee of the Company or parent or any subsidiary may be determined to be a key employee in the discretion of the Board or the Committee, as the case may be, and may be granted an option under the 1997 Plan. No incentive stock option may be granted under the 1997 Plan to a greater than ten percent stockholder, unless the purchase price per share is not less than 110% of the fair market value of the stock at the time such option is granted, and unless the option is not exercisable more than five years after the date it is granted.


     The exercise price for each stock option is determined by the Board or the Committee. However, the exercise price of an incentive stock option may not be less than 100% (110% in the case of an incentive stock option granted to a greater than ten percent stockholder) of the fair market value of the Common Stock at the time the option is granted. Although the Company has no present plans to grant options at less than fair market value, non-statutory options may have an exercise price that is less than, equal to, or greater than the fair market value of the Common Stock on the date of grant. Payment of the exercise price may be made in cash or, with the consent of the Board or the Committee, by delivery of issued and outstanding shares of Common Stock of the Company having a fair market value equal to or less than the option price of the shares being acquired, with the balance, if any, to be paid in cash.


     Under the 1997 Plan, the aggregate fair market value (determined at the time the option is granted) of stock for which incentive stock options are exercisable for the first time by an employee during any calendar year (under all plans of the Company and any parent or subsidiary corporations of the Company) is limited to $100,000, but the value of stock for which incentive stock options may be granted to an employee in a given year may exceed $100,000.

     No option granted under the 1997 Plan may extend for a period exceeding ten years from the date of grant, and the Committee determines the rate at which an option may be exercised. No incentive stock option issued under the Plan may be transferred other than by will or the laws of descent and distribution, and each option is exercisable, during the lifetime of the optionee, by him/her only.

     Except in the case of death or retirement for reasons of age or disability, options granted under the 1997 Plan will terminate prior to their expiration dates 30 days after termination of the optionee's employment without cause and immediately upon termination of employment for cause, as defined in the Plan. Under the 1997 Plan, options terminate before their expiration dates 180 days after the optionee's death while in the employ of the Company or 90 days after the optionee's retirement for reasons of age or disability. Shares of Common Stock subject to an option (or the unexercised portion thereof) that expires or terminates under the Plan without being exercised may again be subject to an option under the Plan.

     Each non-employee Director will receive an annual non-discretionary grant of a non-statutory option to purchase 1,000 shares of Common Stock on the last business day of January in each year commencing in 1998, except that no such options will be granted until no options are available to be granted under the corresponding provisions of the 1991 Plan. The aggregate number of shares that may be issued pursuant to this formula is 10,000. These non-discretionary options will have an exercise price per share equal to the fair market value of the Common Stock on the date of grant, will not be exercisable until after six months following such date, will have a term of three years and will be fully vested after six months.

     Options granted under the 1997 Plan may, in the discretion of the Board or the Committee, provide that shares purchased upon the exercise of such options will be subject to a right of repurchase in favor of the Company, upon such terms and conditions as determined by the Board or the Committee. The repurchase price per share, or a formula for determining the repurchase price per share, is fixed by the Board or the Committee at the time the option is granted.

     Under the 1997 Plan, the Board of Directors may, in its discretion, specify upon the granting of an option that as a condition of exercise the optionee agrees that upon request of the Company or the underwriters managing any underwritten offering of the Company's securities the optionee will not, for up to 180 days from the effective date of any registration of securities of the Company, sell or otherwise dispose of any shares issued pursuant to the exercise of such option without the prior written consent of the Company or such underwriters.

     The grantee of a non-statutory option recognizes no income for federal income tax purposes on the grant thereof. On the exercise of such an option, the difference between the exercise price and the fair market value of the shares purchased under the option at the time of such purchase will be recognized by the option holder in the year of exercise as ordinary income, and the fair market value of the shares on the date of exercise will be the tax basis thereof for computing gain or loss on any subsequent sale. The Company may reduce its taxable income by an amount equal to the amount recognized by the option holder as ordinary income upon exercise of a non-statutory option.

     Generally, the grantee of the incentive stock option recognizes no income for federal income tax purposes at the time of grant or exercise of the option. Rather, the holder ordinarily will recognize taxable income upon subsequent disposition of the shares purchased under the option. If no disposition of shares acquired upon exercise of an incentive stock option is made by the optionee within two years of the date of grant or within one year after exercise of the option, any gain realized by the optionee on the subsequent sale of such shares is treated, for federal income tax purposes, as mid-term capital gain if the shares were held for more than twelve months but not more than eighteen months and as long-term capital gain if the shares were held for more than eighteen months. The price paid for the shares purchased upon the exercise of the option will be the tax basis for computing any gain. If the shares are sold prior to the expiration of such periods (a "disqualifying disposition"), the difference between the lesser of the value of the stock at the date of exercise or the date of sale and the exercise price of the stock is treated as compensation taxable to the grantee as ordinary income and the excess gain, if any, is treated as capital gain (which will be mid-term capital gain if the shares were held for more than twelve months but not more than eighteen months and long-term capital gain if the shares were held for more than eighteen months). The amount by which the fair market value of shares at the time of exercise of the incentive stock option covering such shares exceeds the option price for such shares is a tax preference item and is included in "alternative minimum taxable income" for the purpose of computing the "alternative minimum tax." The Company does not withhold any tax in connection with the grant or exercise of an incentive stock option and, in the usual circumstances, the Company is not entitled to any tax deduction in connection with the grant or exercise of an incentive stock option.

     The Company believes that, under current federal tax law, options granted under the 1997 Plan will not, at the time of grant, have a readily ascertainable fair market value. Accordingly, under the applicable provisions of the Code, even if options do not qualify as incentive stock options, the grantee of such a non-statutory option would recognize no income for federal income tax purposes on the grant thereof. The 1997 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

     As of October 31, 1997, no options had been granted under the 1997 Plan. Based on the closing price per share of the Company's Common Stock as reported on Nasdaq at that date, the total market value of the 150,000 shares issuable under the 1997 Plan was $1,200,000.

     If the 1997 Plan is approved by the stockholders, the Company intends to file a registration statement under the Securities Act of 1933 covering the 150,000 shares thus authorized. The Board of Directors has not determined what action it will take in the event that the stockholders do not approve the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE AND ADOPT THE 1997 STOCK OPTION PLAN DESCRIBED IN THIS PROXY STATEMENT.

         ITEM 3.  APPROVAL OF THE CSP INC. EMPLOYEE STOCK PURCHASE PLAN

     The Company's 1997 Employee Stock Purchase Plan (the "Stock Purchase Plan") was adopted by the Board of Directors on October 9, 1997. The Stock Purchase Plan is being submitted to the Company's stockholders as required by applicable provisions of Section 423 of the Code relating to "employee stock purchase plans" as defined therein. If the Stock Purchase Plan is approved by stockholders, an employee participating in the Stock Purchase Plan will incur no federal income tax liability upon the purchase of shares under the Stock Purchase Plan.

     There are reserved for issuance and purchase by employees under the Stock Purchase Plan an aggregate of 250,000 shares of the Company's Common Stock, subject to adjustment for stock splits or stock dividends. Shares subject to the Stock Purchase Plan may be shares of the Company's Common Stock now or hereafter authorized but unissued or shares held in treasury.


     If a quorum is present at the Meeting, the vote of a majority of the shares of Common Stock present or represented at the Meeting and entitled to vote is necessary to approve the Stock Purchase Plan.


     A copy of the Stock Purchase Plan is attached to this Proxy Statement as Exhibit B.

REASONS FOR THE STOCK PURCHASE PLAN

     The purpose of the Stock Purchase Plan is to secure for the Company and its stockholders the benefits of the incentives inherent in the ownership of the Company's capital stock by present and future employees of the Company and its subsidiaries. The Stock Purchase Plan is intended to strengthen the mutuality of interests between the Company's stockholders and employees, including non-management employees, by encouraging greater numbers of such persons to acquire and hold shares of the Company's Common Stock. Stock purchase plans similar to the Stock Purchase Plan are common and have proven to be an effective method of motivating and retaining employees at all levels. The Company anticipates that participation in the Stock Purchase Plan will benefit the Company and its stockholders through enhanced employee motivation and awareness of the Company's stock performance.



DESCRIPTION OF THE STOCK PURCHASE PLAN

  ELIGIBILITY

     Any of the approximately 250 employees (i.e. all persons employed by the Company and its subsidiaries) of the Company and its subsidiaries at October 31, 1997, and any future employees of the Company and its present and future subsidiaries, if they are eligible employees, may participate under the Stock Purchase Plan except as noted below.


     All regular employees who have attained the age of majority as determined by the laws of their state of residence and who have completed at least six months employment and have customary employment of a minimum of 20 hours per week are eligible to participate. Employees who own five percent or more of the Company's voting stock are not eligible to participate in the Stock Purchase Plan. Additionally, no employee may be granted an option under the Stock Purchase Plan that would entitle such employee to acquire Common Stock with a fair market value in excess of $25,000 in any calendar year. Employees on leave of absence as of either of the twice-yearly offering commencement dates who are otherwise eligible to participate in the Stock Purchase Plan are permitted to enroll in the offering beginning on that offering commencement date; payroll deductions with respect to any such employee will begin as of the first pay period after he or she resumes employment.


  COMMENCEMENT, TERMINATION AND MODIFICATION


     The Stock Purchase Plan will become effective and the first offering period will commence as of January 1, 1998 and is subject to stockholder approval to obtain the benefits mentioned above for participating employees. Each offering period will be six months long.


     The Stock Purchase Plan and all rights of employees under the Stock Purchase Plan will terminate (a) on the investment date that participating employees would, but the limitation set forth below, become entitled to purchase a number of shares greater than the number of reserved shares remaining available for purchase or (b) at the discretion of the Board of Directors, at any time before that. If the Stock Purchase Plan terminates because participating employees have become entitled to purchase more shares than are available for purchase, reserved shares remaining available for purchase as of the termination date will be issued to participating employees on a pro rata basis, and any excess funds thereafter remaining in employees' accounts will be refunded.


     The Board of Directors may amend the Stock Purchase Plan in any respect, except that the Stock Purchase Plan may not be amended in any way that will cause rights issued under it to fail to meet the requirements for an employee stock purchase plan as defined in Section 423 of the Internal Revenue Code which, among other things, requires stockholder approval for an increase in the number of shares issued under the Stock Purchase Plan except pursuant to the anti-dilution provisions of the Stock Purchase Plan. In addition, no amendment may make any change which would adversely affect the rights of any participant in the Stock Purchase Plan.

     The Board of Directors may terminate the Stock Purchase Plan at any time. No such termination may affect the rights of a participant in the Stock Purchase Plan with respect to an offering period under the Stock Purchase Plan that has already commenced except that the Stock Purchase Plan and such rights may be terminated (and funds returned) without regard to the rights of a participant in the Stock Purchase Plan if the stockholders do not approve the Stock Purchase Plan. Without stockholder approval, current federal tax law provides the 15% discount from the fair market value of the stock will be treated as taxable compensation in the year of purchase by the participating associate, thus negating the advantageous federal tax treatment the Stock Purchase Plan is expected to provide to employees.


  ADMINISTRATION

     The Stock Purchase Plan is administered, at the Company's expense, by the Compensation Committee of the Board of Directors. The Committee may request advice or assistance and employ or direct any other persons necessary for the proper administration of the Stock Purchase Plan. Subject to the express provisions of the Stock Purchase Plan, the Committee has the authority to interpret the Stock Purchase Plan, to prescribe, amend and rescind rules and regulations relating to the Stock Purchase Plan, and to make all other determinations necessary or advisable in administering the Stock Purchase Plan, all of which determinations will be final and binding upon all persons, unless otherwise determined by the Board of Directors.

  PURCHASE PRICE AND METHOD OF PURCHASE


     Participating employees will authorize the Company or subsidiary employer to make payroll deductions, not exceeding 10% of the salary or wages during the prior 12-month period, divided by the number of pay periods in the following twelve months. The minimum deductions will be $5.00 per pay period. The payroll deductions will be used to purchase shares of stock at the end of each offering period, as determined by the Committee, at a price equal to 85% of the lesser of the last trading price of the Common Stock on the Nasdaq on the commencement and termination dates of such offering period. The Company will maintain an investment account for each participating employee, and will issue periodic reports to the employee of his or her stockholders, although the Stock Purchase Plan does not expressly require such reports to be issued. Participating employees will not pay any brokerage or similar commission in connection with the purchase of stock under the Stock Purchase Plan.


     As of October 31, 1997, no shares had been issued under the Stock Purchase Plan. Based on the closing price per share of the Company's Common Stock as reported by Nasdaq on that date, the total market value of the 250,000 shares issuable under the Stock Purchase Plan was $2,000,000.

     If the Stock Purchase Plan is approved by the stockholders, the Company intends to file a registration statement under the Securities Act of 1933 covering the 250,000 shares thus authorized.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE AND ADOPT THE CSP INC. EMPLOYEE STOCK PURCHASE PLAN DESCRIBED IN THIS PROXY STATEMENT.

  ITEM 4.  APPROVAL OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF ORGANIZATION

     The Articles of Organization of the Company currently do not permit the Company to hold meetings of its stockholders outside the Commonwealth of Massachusetts. On October 9, 1997, the Board of Directors voted to propose and declare advisable an amendment to the Company's Articles of Organization to permit the Company to hold meetings of stockholders either in Massachusetts or elsewhere in the United States.

     The Board of Directors believes that the authority of the Company to hold meetings of its stockholders outside the Commonwealth of Massachusetts is desirable to enhance the Company's ability to use annual meetings to raise visibility of the Company. The Board believes that this goal can be achieved by, among other things, holding meetings in jurisdictions where significant operations of the Company are located. Due to its recent acquisitions, the Company has an increased presence outside the Commonwealth of Massachusetts, with significant facilities in Florida, Maryland and Virginia. The Board believes it may be appropriate or desirable to hold stockholders' meetings outside Massachusetts at some future time.


     The affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock is required to approve this amendment to the Company's Articles of Organization.


     Massachusetts law provides no dissenters' rights of appraisal to stockholders who may object to the adoption of the amendment to the Articles of Organization described above.


     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO AMEND THE ARTICLES OF ORGANIZATION AS DESCRIBED IN THIS PROXY STATEMENT.


           ITEM 5.  APPROVAL OF AN AMENDMENT TO THE COMPANY'S BY-LAWS



     The By-laws of the Company currently require that the Annual Meeting of stockholders of the Company (the "Annual Meeting") shall be held at 10:00 a.m. on the second Tuesday of December in each year. On November 10, 1997, the Board of Directors voted to propose and declare advisable an amendment to the Company's by-laws to provide that the Annual Meeting shall be held at 10:00 a.m. local time on the second Tuesday of January in each year.



     The Board of Directors believes that the recent acquisitions of the Company, which include significant international operations, could make it impossible, at times, for the Company to provide financial results for the fiscal period ending at the end of November at an Annual Meeting in early December. Therefore, the Board is recommending this change to the date of the Annual Meeting to ensure that stockholders of the Company will have available to them at the time of the Annual Meeting financial results from the most recently concluded fiscal period of the Company.



     If a quorum is present at the Meeting, the vote of a majority of the shares of Common Stock present or represented at the Meeting and entitled to vote is necessary to approve this amendment of the By-laws of the Company.



     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO AMEND THE BY-LAWS OF THE COMPANY AS DESCRIBED IN THIS PROXY STATEMENT.


                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

     The Company's only issued and outstanding class of voting securities is its Common Stock. Holders of the Common Stock are entitled to one vote per share of such stock held by them of record at the close of business on October 31, 1997 upon each matter which may come before the Meeting. At the close of business on October 31, 1997, there were 2,679,870 shares of Common Stock issued and outstanding.

PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information as of October 31, 1997 regarding each person known by the Company to own beneficially more than 5% of the Company's Common Stock, each Director and nominee for Director of the Company, each executive officer named in the Summary Compensation Table and all Directors and executive officers of the Company as a group.

                                                                  SHARES
                                                               BENEFICIALLY      PERCENT
                                 NAME                            OWNED (1)     OF CLASS(2)
          ---------------------------------------------------  -------------   -----------
          Heartland Value Fund...............................     501,600(3)       18.2%
            790 N. Milwaukee
            Street Milwaukee, WI 53202

                                                                  SHARES
                                                               BENEFICIALLY      PERCENT
                                 NAME                            OWNED (1)     OF CLASS(2)
          ---------------------------------------------------  -------------   -----------
          Fundamental Management Corporation.................     262,000(4)        9.5%
            4000 Hollywood Blvd.,
            Suite 610 N. Hollywood, FL 33021
          Quest Advisory Corp................................     199,005(5)        7.2%
            Quest Advisory Co.
            1414 Avenue of the Americas
            New York, NY 10019
          Dimensional Fund Advisors Inc......................     231,300(6)        8.4%
            1299 Ocean Avenue
            Santa Monica, CA 90401
          David L. Babson & Co., Inc.........................     228,300(7)        8.3%
            One Memorial Drive
            Cambridge, MA 02142
          C. Shelton James...................................     264,000(8)        9.6%
            c/o Fundamental Management Corporation
            4000 Hollywood Blvd., Suite 610 N.
            Hollywood, FL 33021
          Alexander R. Lupinetti.............................      15,000(9)         **
          J. David Lyons(*)..................................           0            **
          Samuel Ochlis......................................      54,627(10)       2.0%
          Boruch B. Frusztajer...............................      16,500(11)        **
          John D. Ingram (*).................................       3,000(9)         **
          Sandford D. Smith..................................       3,000(9)         **
          James A. Waggett...................................      32,225(12)       1.2%
          Michael M. Stern...................................     102,600(13)       3.7%
          Gary W. Levine.....................................      11,200(14)        **
          All Directors and executive officers as a group
            (14 persons).....................................     509,652(15)      20.4%


---------------


 * Nominee for Director.


** Owns less than one percent.


 (1) Except as otherwise noted, all person and entities have sole voting and investment power over their shares. All amounts shown in this column include shares obtainable upon exercise of stock options exercisable within 60 days of the date of this table.



 (2) Computed pursuant to Rule 13d-3 under the Exchange Act.



 (3) Heartland Advisors, Inc. ("Heartland") has furnished the Company with a report on Schedule 13G dated February 12, 1997, in which it is stated that Heartland is a registered investment advisor, that Heartland has sole dispositive power with respect to 501,600 shares of the Company's Common Stock, and that Heartland has sole voting power with respect to 447,600 of such shares.



 (4) Based on information provided to the Company by Mr. James and on a report on Schedule 13D and two amendments thereto dated, respectively, April 18, 1994, April 26, 1994 and July 7, 1994, Fundamental Management Corporation ("FMC") solely controls the voting and investment of securities owned of record by several limited partnerships of which FMC is the sole managing general partner. C. Shelton James, a Director and nominee for Director of the Company, is President of Fundamental Management Corporation. See footnote 8.

 (5) Quest Advisory Corp. ("Quest"), Quest Management Company ("QMC") and Charles M. Royce have furnished the Company with a joint report on Schedule 13G dated February 3, 1997, in which it is stated that both Quest and QMC are registered investment advisors, that Quest has sole voting and investment power with respect to 220,805 of these shares, and that QMC has sole voting and investment power with respect to 34,400 of these shares. The report also states that Mr. Charles M. Royce may be deemed to be a controlling person of Quest and QMC, and as such may be deemed to own beneficially all of the shares covered by the report. Mr. Royce disclaims beneficial ownership of all such shares.



 (6) Dimensional Fund Advisors Inc. ("Dimensional"), DFA Investment Dimensions Group Inc. (the "Fund") and The DFA Investment Trust Company (the "Trust") have furnished the Company with a joint report on Schedule 13G dated February 5, 1997, in which Dimensional has advised the Company that it is a registered investment advisor and that Dimensional has sole dispositive power with respect to 231,300 shares of the Company's Common Stock and sole voting power with respect to 140,600 of those shares, and that persons who are officers of Dimensional are also officers of the Fund and the Trust (each an open-end investment company registered under The Investment Company Act of 1940) and in their capacities as officers of the Fund and the Trust, these persons exercise the voting power with respect to 31,200 and 59,900 shares of the Company's Common Stock, respectively.



 (7) David L. Babson & Co., Inc. ("Babson") has furnished the Company with a report on Schedule 13G dated February 7,1997, in which Babson states that it is a registered investment advisor, that Babson has sole dispositive power with respect to 228,300 shares of the Company's Common Stock, that Babson has sole voting power with respect to 150,700 of such shares and that Babson has shared voting power with respect to 77,800 of such shares.



 (8) Includes 262,000 shares directly owned by Fundamental Management Corporation, as described in footnote 4. Mr. James is President of Fundamental Management Corporation. Also includes 2,000 shares obtainable upon exercise of stock options.



 (9) These shares are obtainable upon exercise of stock options.



(10) Includes 2,000 shares obtainable upon exercise of stock options.



(11) Includes 3,000 shares obtainable upon exercise of stock options.



(12) Includes 8,000 shares owned by Mr. Waggett's wife and 3,000 shares obtainable upon exercise of stock options.



(13) Includes 7,000 shares owned by Mr. Stern's wife. Mr. Stern disclaims beneficial ownership of these shares. Also includes 5,600 shares obtainable upon exercise of stock options.



(14) Includes 10,000 shares obtainable upon exercise of stock options.



(15) Includes 117,338 shares obtainable upon exercise of stock options.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities Exchange Commission. Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during fiscal 1997 and Forms 5 and amendments thereto furnished to the Company with respect to fiscal 1997, or written representations that Form 5 was not required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater-than-10% stockholders were fulfilled in a timely manner.

                        INFORMATION CONCERNING AUDITORS

     The Board of Directors selected the firm KPMG Peat Marwick LLP ("Peat Marwick") to audit the Company's financial statements for the past fiscal year. The Company's Board of Directors has not yet selected the Company's independent public accountant for the current fiscal year. A representative of Peat Marwick is expected to be present at the Annual Meeting, will have the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions.

                                  SOLICITATION

     No compensation will be paid by any person in connection with the solicitation of proxies. Brokers, banks and other nominees will be reimbursed for their out-of-pocket expenses and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Common Stock. In addition to the solicitation by mail, special solicitation of proxies may, in certain circumstances, be made personally or by telephone by Directors, officers and certain employees of the Company, or by American Stock Transfer & Trust Company, the Company's transfer agent. It is expected that the expense of such special solicitation will be nominal. All expenses incurred in connection with this solicitation will be borne by the Company.

          DATE WHEN STOCKHOLDER PROPOSALS ARE REQUIRED TO BE FURNISHED
                   TO THE COMPANY FOR THE NEXT ANNUAL MEETING

     In order to be eligible for inclusion in the Company's proxy materials, stockholder proposals to be submitted for vote at the 1998 annual meeting of stockholders or special meeting in lieu thereof must comply with SEC regulations and must be delivered to the Company on or before Thursday, July 10, 1998.

     In addition, the Company's by-laws set forth certain procedural requirements, including a notice requirement, that apply to stockholders wishing to nominate a Director or propose an item of business for consideration at the scheduled meeting or special meeting in lieu thereof.

                                 MISCELLANEOUS

     The Board does not intend to present at the Meeting any business other than the proposals listed herein, and the Board was not aware, a reasonable time before mailing this Proxy Statement to stockholders, of any other business which may be properly presented for action at the Meeting. If any other business should come before the Meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment.

                                                                       EXHIBIT A

                                    CSP INC

                             1997 STOCK OPTION PLAN

SECTION 1.  PURPOSE

     This 1997 Stock Option Plan (the "Plan") is intended to attract and retain highly qualified and competent employees and directors, to serve as a performance incentive for officers and employees of CSP Inc., a Massachusetts corporation (the "Company"), or its Subsidiaries (as hereinafter defined), and for certain other individuals providing services to or acting as directors of the Company or its Subsidiaries, to encourage persons to whom options are granted (a "Grantee" or "Grantees") to acquire or increase a proprietary interest in the success of the Company and to maintain and enhance the Company's long-term performance and profitability. The Company intends that this purpose will be effected by the granting of incentive stock options ("Incentive Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and other stock options ("Non-Statutory Options") under the Plan. The term "Subsidiaries" means any corporations in which stock possessing 50% or more of the total combined voting power of all classes of stock of any such corporation or corporations is owned directly or indirectly by the Company.

SECTION 2.  OPTIONS TO BE GRANTED AND ADMINISTRATION

     2.1 Options to be Granted. Options granted under the Plan may be either Incentive Options or Non-Statutory Options.

     2.2 Administration. This Plan shall be administered by the Company's Board of Directors (the "Board") or by a committee consisting of at least two members of the Board. It is the intention of the Company that the Plan generally shall be administered so as to comply with the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not a "Non-Employee Director" as defined in the Rule. Except as specifically reserved to the Board under the terms of the Plan, and subject to Section 4.2 hereof, the Board or the Committee, as the case may be, shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. This authority shall include, but not be limited to: (i) the power to grant, modify and amend options conditionally or unconditionally; (ii) the power to prescribe the form or forms of the instruments evidencing options granted under the Plan; (iii) the power to interpret the Plan; (iv) the power to provide regulations for the operation of the incentive features of the Plan, and otherwise to prescribe regulations for interpretation, management and administration of the Plan; (v) the power to delegate to other persons the responsibility for performing ministerial acts in furtherance of the Plan's purpose; and (vi) the power to engage the services of persons or organizations in furtherance of the Plan's purpose, including but not limited to banks, insurance companies, brokerage firms and consultants.


     In addition, as to each option, except for options granted pursuant to
Section 4.2, the Board or the Committee, as the case may be, shall have full and final authority in its discretion: (i) to determine the number of shares subject to each option; (ii) to determine the time or times at which options will be granted; (iii) to determine the price for the shares subject to each option, which price shall be subject to the applicable requirements, if any, of Section 5 (c) hereof; (iv) to determine the duration of the exercise period of each option, which shall not exceed the limitations specified in Section 5 (a) hereof; and (v) to determine the time or times when each option shall become exercisable. The Board or the Committee may, in its sole discretion and on a case by case basis, accelerate the schedule of the time or times when options granted hereunder may be exercised or reduce the exercise price per share.

     No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

     2.3 Appointment and Proceedings of Committee. If the Board establishes the Committee, the Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, and subject to Section 2.2 hereof may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum, and all actions of the Committee shall require the affirmative vote of a majority of its members. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken by a vote of majority of the members at a meeting duly called and held.

SECTION  3.  STOCK

     3.1 Shares Subject to Plan. The stock subject to options granted under the Plan shall be shares of the Company's common stock, $.01 par value ("Common Stock"), either authorized but unissued or held in treasury. The total number of shares that may be issued pursuant to options granted under the Plan shall not exceed an aggregate of 150,000 shares of Common Stock, of which not more than 10,000 shares may be issued pursuant to Section 4.2 hereof. Such numbers of shares shall be subject to adjustment in accordance with Section 7.

     3.2 Lapsed or Unexercised Options. Whenever any outstanding option under the Plan expires, is canceled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such option shall be restored to the Plan and shall again become available for the grant of other options under the Plan.

SECTION  4.  ELIGIBILITY


     4.1 Eligible Grantees. Incentive Options may be granted only to officers and other employees of the Company or its Subsidiaries, including members of the Board who are also employees of the Company or Subsidiary. Non-Statutory Options may be granted to officers or other employees of the Company or its Subsidiaries, including members of the Board, members of the board of directors of any Subsidiary, and to certain other individuals providing services to the Company or its Subsidiaries. Non-Statutory Options may be granted to members of the Board who are not employees of the Company or any Subsidiary ("Outside Directors") either as provided in Section 4.2 hereof or otherwise as provided by the Plan.



     4.2 Non-Discretionary Option Grants to Outside Directors. On the last business day of January in each year (the "Grant Date"), each Outside Director shall without any action of the Board or the Committee be granted a Non-Statutory Option to purchase 1,000 shares of the Common Stock of the Company; provided, that no such options will be granted until no options are available to be granted under Section 4.2 of the Company's 1991 Stock Option Plan. Options shall be granted pursuant to this Section 4.2 only to persons who are serving as Outside Directors on the Grant Date. The option grant referred to in this Section shall be subject to adjustment in accordance with Section 7 hereof. The purchase price per share of the Common Stock under each option granted pursuant to this Section shall be equal to the fair market value of the Common Stock on the date the option is granted. Each such option shall expire on the third anniversary of the date of grant and shall not be exercisable until after the expiration of six months following the date of grant, becoming fully exercisable at that time.


     4.3 Limitations of 10% Stockholders. No Incentive Option shall be granted to an individual who, at the time the Incentive Option is granted, owns (including ownership attributed pursuant to Section 424 of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or Subsidiary of the Company (a "greater-than-10% stockholder"), unless such Incentive Option provides that (i) the purchases price per share shall not be less than 110% of the fair market value of the Common Stock at the time such Incentive Option is granted, and (ii) such Incentive Option shall not be exercisable to any extent after the expiration of five years from the date it is granted.

     4.4 Limitation on Exercisable Options. The aggregate fair market value (determined at the time the Incentive Option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time by any person during any calendar year under the Plan and under any other option plan of the

Company (or a parent or subsidiary as defined in Section 424 of the Code) shall not exceed $100,000. Any option granted in excess of the foregoing limitation shall be specifically designated as being a Non-Statutory Option.

SECTION 5.  AGREEMENTS EVIDENCING STOCK OPTIONS

     Each option agreement (each, a "Plan agreement") shall contain such provisions as the Committee shall from time to time deem appropriate. Plan agreements need not be identical, but each such agreement by appropriate language shall include the substance of all of the following provisions:


          (a) Expiration. Except for options granted pursuant to Section 4.2 hereof, notwithstanding any other provision of the Plan or of any Plan agreement, each option shall expire on the date specified in the Plan agreement, which date shall not be later than the tenth anniversary of the date on which the option was granted (fifth anniversary in the case of an Incentive Option granted to a greater-than-10% stockholder).



          (b) Exercise. Except for options granted pursuant to Section 4.2 hereof, each option shall be exercisable in full or in installments (which need not be equal) and at such times as designated by the Board or the Committee. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires.



          (c) Purchase Price. The purchase price per share of the Common Stock under each Incentive Option shall be not less than the fair market value of the Common Stock on the date the option is granted (110% of the fair market value in the case of a greater-than-10% stockholder). Except as provided in
     Section 4.2 hereof, the price at which shares may be purchased pursuant to Non-Statutory Options shall be specified by the Committee at the time the option is granted, and may be less than, equal to or greater than the fair market value of the shares of Common Stock on the date such Non-Statutory Option is granted, but shall not be less than the par value of shares of Common Stock. For the purpose of the Plan, the fair market value of the Common Stock shall be the closing price per share on the date of grant of the option as reported by a nationally recognized stock exchange, or, if the Common Stock is not listed on such an exchange, as reported by the NASDAQ National Market System, or, if the Common Stock is not quoted on the NASDAQ National Market System, the fair market value as determined by the Board or the Committee.


          (d) Transferability of Options. Options granted under the Plan and the rights and privileges conferred thereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution, and shall not be subject to execution, attachment or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate or otherwise dispose of any option under the Plan or any right or privilege conferred hereby, contrary to the provisions of the Plan, or (if the Board or the Committee shall so determine) upon any levy or any attachment or similar process upon the rights and privileges conferred hereby, such option shall thereupon terminate and become null and void.

          (e) Termination of Employment or Death of Grantee. Except as may be otherwise expressly provided in the terms and conditions of the Plan agreements, options granted hereunder shall terminate on the earlier to occur of:

             (i) the date of expiration thereof; or

             (ii) other than in the case of death of the Grantee or retirement in good standing of the Grantee from the employ of the Company for reasons of age or disability under the then established rules of the Company, immediately upon termination of the employment or other relationship between the Company and the Grantee for cause as determined by the Committee, or 30 days after termination of the employment or other relationship between the Company and the Grantee without cause.

     An employment relationship between the Company and the Grantee shall be deemed to exist during any period during which the Grantee is employed by the Company or by any Subsidiary. Whether an authorized leave of absence or absence on military government service shall constitute termination of the employment relationship between the Company and the Grantee shall be determined by the Board or the Committee at the commencement thereof, and the Board or the Committee shall promptly notify the Grantee of such determination.

     As used herein, "cause" shall mean (x) any material breach by the Grantee of any agreement to which the Grantee and the Company are both parties, (y) any act or omission to act by the Grantee which may have a material and adverse effect on the Company's business or on the Grantee's ability to perform services for the Company, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (z) any material misconduct or material neglect of duties by the Grantee in connection with the business or affairs of the Company or any affiliate of the Company.

     In the event of the death of a Grantee while in an employment or other relationship with the Company and before the date of expiration of an option held by such Grantee, such option shall terminate on the earlier of such date of expiration or 180 days following the date of such death. After the death of the Grantee, the Grantee's executors, administrators or any person or persons to whom his option may be transferred by will or by laws of descent and distribution shall have the right, at any time prior to such termination, to exercise the option to the extent the Grantee was entitled to exercise such option immediately prior to the Grantee's death.

     If, before the date of expiration of the option, the Grantee shall be retired in good standing from the employ of the Company for reasons of age or disability under the then established rules of the Company, the option shall terminate on the earlier of such date of expiration or 90 days after the date of such retirement. In the event of such retirement, the Grantee shall have the right prior to the termination of such option to exercise the option to the extent to which the Grantee was entitled to exercise such option immediately prior to such retirement.

          (f) Rights of Grantees. No Grantee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any option unless and until (i) the option shall have been exercised pursuant to the terms thereof and (ii) the Company shall have issued and delivered the shares to the Grantee.

          (g) Repurchase Right. The Board or the Committee may in its discretion provide upon the grant of any option hereunder that the Company shall have an option to repurchase, upon such terms and conditions as determined by the Board or the Committee, all or any number of shares purchased upon exercise of such option. The repurchase price per share payable by the Company shall be such amount or be determined by such formula as is fixed by the Board or the Committee at the time the option for the shares subject to repurchase is granted. In the event the Board or the Committee shall grant options subject to the Company's repurchase option, the certificates representing the shares purchased pursuant to such option shall carry a legend satisfactory to counsel for the Company referring to the Company's repurchase option.

          (h) "Lockup" Agreement. The Board or the Committee may in its discretion specify upon granting an option that the Grantee shall agree for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company's securities), not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of such option, without the prior written consent of the Company or such underwriters, as the case may be.

SECTION 6.  METHOD OF EXERCISE AND PAYMENT

     6.1 Notice of Exercise. Any option granted under the Plan may be exercised by the Grantee by delivering to the Company on any business day a written notice (the "Notice") specifying the number of shares of Common Stock with respect to which the Grantee then desires to exercise the option, specifying the address to which the certificates for such shares are to be mailed and accompanied by payment for such shares.

     6.2 Exercise of Options. Payment for the shares of Common Stock purchased pursuant to the exercise of an option shall be made either (i) in cash equal to the option price for the number of shares specified in the Notice (the "Total Option Price"), or (ii) if authorized by the applicable Plan agreement, in shares of Common Stock having a fair market value equal to or less than the Total Option Price, plus cash in an amount equal to the excess, if any, of the Total Option Price over the fair market value of such shares of Common Stock. For the purpose of the preceding sentence, the fair market value of the shares of Common Stock so delivered to the Company shall be determined in the manner specified in Section 5(c) hereof. As promptly as practicable after receipt of such Notice and payment, the Company shall deliver to the Grantee certificates for the number of shares with respect to which such option has been so exercised, issued in the Grantee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Grantee, at the address specified pursuant to Section 6.1.

SECTION 7.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     7.1 No Effect of Options upon Certain Corporate Transactions. The existence of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of Common Stock, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     7.2 Stock Dividends, Recapitalizations, Etc. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefor in money, services or property, then (i) the number, class and per share price of shares of stock subject to outstanding options hereunder shall be appropriately adjusted in such a manner as to entitle a Grantee to receive upon exercise of an option, for the same aggregate cash consideration, the same total number and class of shares that the owner of an equal number of outstanding shares of Common Stock would own as a result of the event requiring the adjustment; and (ii) the number and class of shares that may be issued under, and with respect to which options may be granted pursuant to, the Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved for issuance under, and with respect to which options may be granted pursuant to, the Plan that number and class of shares of stock that the owner of an equal number of outstanding shares of Common Stock would own as the result of the event requiring the adjustment.

     7.3 Determination of Adjustments. Adjustments under this Section 7 shall be determined by the Committee and such determinations shall be conclusive. The Committee shall have the discretion and power in any such event to determine and to make effective provision for acceleration of the time or times at which any option or portion thereof shall become exercisable. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.

     7.4 No Adjustment in Certain Cases. Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of price of shares of Common Stock then subject to outstanding options.

SECTION 8.  EFFECT OF CERTAIN TRANSACTIONS

     8.1 Merger without Change of Control. After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations, in each case as a result of which (i) the Company shall be the surviving corporation, and (ii) the stockholders of the Company immediately prior to such merger or consolidation own after such merger or consolidation shares representing at least fifty percent (50%) of the voting power of the Company, each holder of an outstanding option shall, at no additional cost, be entitled upon exercise of such option to receive (subject to any required action by stockholders), instead of the number of shares as to which such option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the record holder of a number of shares of Common Stock equal to the number of shares as to which such option was exercisable.

     8.2 Sale or Merger with Change of Control. If the Company is merged into or consolidated with another corporation under circumstances in which the Company is not the surviving corporation, or if there is a merger or consolidation where the Company is the surviving corporation but the stockholders of the Company immediately prior to such merger or consolidation do not own after such merger or consolidation shares representing at least fifty percent (50%) of the voting power of the Company, or if unexercised options remain outstanding under the Plan: (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, each holder of an outstanding option shall be entitled, upon exercise of such option, to receive, in lieu of shares of Common Stock, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation, liquidation, sale or disposition; (ii) the Board or the Committee may accelerate the time for exercise of all unexercised and unexpired options to a date prior to the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, specified by the Board or the Committee; or (iii) all outstanding options may be cancelled by the Board or the Committee as of the effective date of such merger, consolidation, liquidation, sale or disposition, provided that (x) notice of such cancellation shall be given to each holder of an option and (y) each holder of an option shall have the right to exercise such option to the extent that the same is then exercisable or, if the Board or the Committee shall have accelerated the time for exercise of all of the unexercised and unexpired options, in full during the 30-day period preceding the effective date of such merger, consolidation, liquidation, sale or disposition.

SECTION 9.  AMENDMENT OF THE PLAN

     The Board may terminate the Plan and may amend the Plan at any time, and from time to time, subject to the limitation that, except as provided in Sections 7 and 8 hereof, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations, at an annual or special meeting held within 12 months before or after the date of adoption of such amendment, in any instance in which such amendment would:
(i) increase the number of shares of Common Stock that may be issued under, or as to which options may be granted pursuant to, the Plan; or (ii) change in substance the provisions of Section 4 hereof relating to eligibility to participate in the Plan. Without limiting the generality of the foregoing, the Board is expressly authorized to amend the Plan, at any time and from time to time, to conform it to the provisions of Rule 16b-3 (or successor rule) under the Exchange Act, as that Rule may be amended from time to time.

     Except as provided in Section 7 and 8 hereof, rights and obligations under any option granted before any amendment of the Plan shall not be altered or impaired by such amendment, except with the consent of the Grantee.

SECTION 10.  NON-EXCLUSIVITY OF THE PLAN; NON-UNIFORM DETERMINATIONS

     Neither the adoption of the Plan by the Board nor the approval of the Plan by the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation the granting of options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     The Board's, or the Committee's, as the case may be, determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Board or the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan agreements, as to (i) the persons to receive awards under the Plan, (ii) the terms and provisions of awards under the Plan, (iii) the exercise by the Board or the Committee of its discretion in respect of the exercise of options pursuant to the terms of the Plan, and (iv) the treatment of leaves of absence pursuant to
Section 5(e) hereof.

SECTION 11.  GOVERNMENT AND OTHER REGULATIONS; TAX WITHHOLDING

     The obligation of the Company to sell and deliver shares of Common Stock with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by government agencies as may be deemed necessary or appropriate by the Committee. All shares sold under the Plan shall bear appropriate legends. The Company may, but shall in no event be obligated to, register or qualify any securities covered hereby under applicable federal and state securities laws; and in the event any shares are so registered or qualified the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

     Whenever under the Plan shares are to be delivered upon exercise of an option, the Company shall be entitled to require as a condition of delivery that the Grantee remit an amount sufficient to satisfy all federal, state and other governmental tax requirements related thereto.

SECTION 12.  EFFECTIVE DATE OF PLAN

     The effective date of the Plan is October 9, 1997, the date on which it was approved by the Board. No option may be granted under the Plan after October 9, 2007. Subject to the foregoing, options may be granted under the Plan at any time subsequent to its effective date; provided, however, that (a) no such option shall be exercised or exercisable unless the stockholders of the Company shall have approved the Plan no later than one year from such effective date, and (b) all options issued prior to the date of such stockholders' approval shall contain a reference to such condition.

                                                                       EXHIBIT B

                                    CSP INC.

                       1997 EMPLOYEE STOCK PURCHASE PLAN

1.  PURPOSE.

     The 1997 CSP Inc. Employee Stock Purchase Plan (the "Plan") is intended to provide a method whereby employees of CSP Inc. (the "Company") will have an opportunity to acquire an ownership interest (or increase an existing ownership interest) in the Company through the purchase of shares of the Common Stock of the Company. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.  DEFINITIONS.

     (a) "Board" means the Board of Directors of the Company.

     (b) "Code" shall have the meaning set forth in Paragraph 1.

     (c) "Committee" means the Compensation Committee of the Board.

     (d) "Common Stock" means the common stock, par value $.01 per share, of the Company.

     (e) "Company" shall also include any Subsidiary (as hereinafter defined) of CSP Inc. designated as a participant in the Plan by the Board, unless the context otherwise requires.

     (f) "Compensation" means, for the purpose of any Offering pursuant to this Plan, base pay in effect as of the Offering Commencement Date (as hereinafter defined). Compensation shall not include any deferred compensation other than contributions by an individual through a salary reduction agreement to a cash or deferred plan pursuant to Section 401(k) of the Code or to a cafeteria plan pursuant to Section 125 of the Code.

     (g) "Employee" means any person who is customarily employed by the Company for more than 20 hours per week and more than five months in any calendar year.

     (h) "Offering" shall have the meaning set forth in Paragraph 4.

     (i) "Offering Commencement Date" shall have the meaning set forth in Paragraph 4.

     (j) "Offering Termination Date" shall have the meaning set forth in Paragraph 4.

     (k) "Plan" shall have the meaning set forth in Paragraph 1.


     (l) "Subsidiary" shall mean any present or future corporation which is or would constitute a "subsidiary corporation" as that term is defined in Section 424 of the Code.


3.  ELIGIBILITY.

     (a) Participation in the Plan is completely voluntary. Participation in any one or more of the Offerings under the Plan shall neither limit, nor require, participation in any other Offering (as hereinafter defined).

     (b) Each employee of the Company shall be eligible to participate in the Plan on the first Offering Commencement Date, as hereinafter defined, following the completion of six months of continuous service with the Company. Notwithstanding the foregoing, no employee shall be granted an option under the
Plan:


          (i) if, immediately after the grant, such employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary; for purposes of this Paragraph, the rules of
     Section 424(d) of the Code shall apply in determining the stock ownership of any employee; or

          (ii) which permits his rights to purchase stock under all Section 423 employee stock purchase plans of the Company and its Subsidiaries to exceed $25,000 of the fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding; for purposes of this Paragraph, the rules of Section 423(b)(8) of the Code shall apply.




4.  OFFERING DATES.

     The right to purchase stock hereunder shall be made available by a series of six-month offerings (the "Offering" or "Offerings") to employees eligible in accordance with Paragraph 3 hereof. The Committee will, in its discretion, determine the applicable date of commencement ("Offering Commencement Date") and termination date ("Offering Termination Date") for each Offering. Participation in any one or more of the Offerings under the Plan shall neither limit, nor require, participation in any other Offering.

5.  PARTICIPATION.


     Any eligible employee may become a participant by completing a payroll deduction authorization form provided by the Company and filing it with the Company's Chief Financial Officer 20 days prior to each applicable Offering Commencement Date, as determined by the Committee pursuant to Paragraph 4.


6.  PAYROLL DEDUCTIONS.

     (a) At the time a participant files an authorization for a payroll deduction, the participant shall elect to have deductions made from his or her pay on each payday during any Offering in which he or she is a participant, at a specified percentage of his or her Compensation as determined on the applicable Offering Commencement Date; said percentage shall be in increments of one percent up to a maximum percentage of six percent.

     (b) Payroll deductions for a participant shall commence on the Offering Commencement Date when the applicable authorization for a payroll deduction becomes effective and shall end on the Offering Termination Date of the Offering to which such authorization is applicable, unless sooner terminated by the participant as provided in Paragraph 9.

     (c) All payroll deductions made for a participant shall be credited to his or her account under the Plan. A participant may not make any separate cash payment into such account.


     (d) A participant may withdraw from the Plan at any time during the applicable Offering period.


7.  GRANTING OF OPTION.


     (a) On the Offering Commencement Date of each Offering, a participating employee shall be deemed to have been granted an option to purchase a maximum number of shares of the Common Stock equal to an amount determined as follows:
(i) 85% of the market value per share of the Common Stock on the applicable Offering Commencement Date shall be divided into an amount equal to the sum of
(X) the percentage of the employee's Compensation which he or she has elected to have withheld (multiplied by the employee's Compensation over the Offering period) plus (Y) any amounts in the employee's account on the Offering Commencement Date that have been carried forward from prior Offerings, multiplied by (ii) two. Such market value per share of the Common Stock shall be determined as provided in clause (i) of Paragraph 7(b).


     (b) The option price of the Common Stock purchased with payroll deductions made during each such Offering for a participant therein shall be the lower of:

          (i) 85% of the average of the bid and the asked prices as reported by the Nasdaq Stock Market in the Wall Street Journal, or, if the Common Stock is designated as a national market security by the

     National Association of Securities Dealers, Inc. ("NASD"), the last trading price of the Common Stock as reported by the Nasdaq National Market System in the Wall Street Journal, or, if the Common Stock is listed on an exchange, the closing price of the Common Stock on the exchange on the Offering Commencement Date applicable to such Offering (or on the next regular business date on which shares of the Common Stock shall be traded, in the event that no shares of the Common Stock have been traded on the Offering Commencement Date); or if the Common Stock is not quoted on Nasdaq, not designated as a Nasdaq national market security and not listed on an exchange, 85% of the fair market value on the Offering Commencement Date as determined by the Committee; and

          (ii) 85% of the average of the bid and the asked prices as reported by the Nasdaq Stock Market in the Wall Street Journal, or, if the Common Stock is designated as a national market security by the NASD, the last trading price of the Common Stock as reported by the Nasdaq National Market System in the Wall Street Journal, or, if the Common Stock is listed on an exchange, the closing price of the Common Stock on the exchange on the Offering Termination Date applicable to such Offering (or on the next regular business date on which shares of the Common Stock shall be traded, in the event that no shares of the Common Stock shall have been traded on the Offering Termination Date); or if the Common Stock is not quoted on Nasdaq, not designated as a Nasdaq national market security and not listed on an exchange, 85% of the fair market value on the Offering Termination Date as determined by the Committee.


8.  EXERCISE OF OPTION.


     (a) Unless a participant gives written notice to the Chief Financial Officer of the Company as hereinafter provided, his or her option for the purchase of Common Stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in his or her account at that time (plus any amounts in his or her account that have been carried forward from prior Offerings) will purchase at the applicable option price (but not in excess of the number of shares for which options have been granted to the employee, pursuant to Paragraph 7(a)), and any excess in his account at that time will be automatically returned to the Participant, except as otherwise provided in Paragraph 8(b).



     (b) Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares shall be automatically carried forward to the next Offering unless the participant elects, by written notice to the Chief Financial Officer of the Company, to have the excess cash returned to the participant.


9.  WITHDRAWAL AND TERMINATION.

     (a) Prior to the Offering Termination Date for an Offering, any participant may withdraw the payroll deductions credited to his or her account under the Plan for such Offering by giving written notice to the Chief Financial Officer of the Company. All of the participant's payroll deductions credited to such account will be paid to the participant promptly after receipt of notice of withdrawal, without interest, and no future payroll deduction will be made from his or her pay during such Offering. The Company will treat any attempt to borrow by a participant on the security of accumulated payroll deductions as an election to withdraw such deductions.


     (b) A participant's election not to participate in, or withdrawal from, any Offering will not have any effect upon his or her eligibility to participant in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.


     (c) Upon termination of the participant's employment for any reason, including retirement but excluding death, the payroll deductions credited to his or her account will be returned to the participant, or, in the case of his or her death, to the person or persons entitled thereto under Paragraph 13.


     (d) Upon termination of the participant's employment because of death, his or her beneficiary (as defined in paragraph 13) shall have the right to elect, by written notice given to the Company's Chief

Financial Officer prior to the expiration of a period of 90 days commencing with the date of the death of the participant, either:

          (i) to withdraw all of the payroll deductions credited to the participant's account under the Plan; or


          (ii) to exercise the participant's option for the purchase of stock on the Offering Termination Date next following the date of the participant's death for the purchase of the number of full shares which the accumulated payroll deductions in the participant's account at the date of the participant's death will purchase at the applicable option price (subject to the limitation contained in Paragraph 7(a)), and any excess in such account will be returned to said beneficiary. In the event that no such written notice of election shall be duly received by the office of the Company's Chief Financial Officer, the beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions credited to the participant's account at the date of the participant's death and the same will be paid promptly to said beneficiary.


10.  INTEREST.

     No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participating employee.

11.  STOCK.


     (a) The maximum number of shares of Common Stock available for issuance and purchase by employees under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Paragraph 16, shall be 250,000 shares of Common Stock, $.01 par value per share, of the Company, either authorized but unissued or held in treasury. If the total number of shares for which options are exercised on any Offering Termination Date in accordance with Paragraph 8 exceeds the number of shares that remain available for issuance and purchase by employees under the Plan, the Company shall make a pro rata allocation of the shares available for delivery and distribution in an equitable manner, with the balances of payroll deductions credited to the account of each participant under the Plan returned to the participant.


     (b) The Participant will have no interest in the stock covered by his or her option until such option has been exercised.

12.  ADMINISTRATION.

     The Plan shall be administered by the Committee. The interpretation and construction of any provision of the Plan and adoption of rules and regulations for administering the Plan shall be made by the Committee. Determinations made by the Committee with respect to any matter or provision contained in the Plan shall be final, conclusive and binding upon the Company and upon all participants, their heirs or legal representatives. Any rule or regulation adopted by the Committee shall remain in full force and effect unless and until altered, or repealed by the Committee.

13.  DESIGNATION OF BENEFICIARY.


     A participant shall file with the Chief Financial Officer of the Company a written designation of a beneficiary who is to receive any Common Stock and/or cash under the Plan. Such designation of beneficiary may be changed by the participant at any time by written notice. Upon the death of a participant and upon receipt by the Company of proof of the identity and existence of a beneficiary validly designated by the participant under the Plan, the Company shall deliver such Common Stock and/or cash to such beneficiary. In the event of the death of a participant and upon receipt by the Company of proof of the identity and existence of a beneficiary validly designated by the participant under the Plan, the Company shall deliver such Common Stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such Common Stock and/or cash to the executor or administrator of the estate of the participant. No beneficiary shall, prior to the death of the participant by whom he or she has been designated, acquire any interest in the Common Stock and/or cash credited to the participant under the Plan.

14.  TRANSFERABILITY.


     Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect.


15.  USE OF FUNDS.

     All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

16.  EFFECT OF CHANGES OF COMMON STOCK.

     If the Company shall subdivide or reclassify the Common Stock which has been or may be optioned under this Plan, or shall declare thereon any dividend payable in shares of such Common Stock, or shall take any other action of a similar nature affecting such Common Stock, then the number and class of shares of Common Stock which may thereafter be optioned (in the aggregate and to any participant) shall be adjusted accordingly and in the case of each option outstanding at the time of any such action, the number and class of shares which may thereafter be purchased pursuant to such option and the option price per share shall be adjusted to such extent as may be determined by the Committee, following consultation with the Company's independent public accountants and counsel, to be necessary to preserve the rights of the holder of such option.

17.  AMENDMENT OR TERMINATION.


     The Board may at any time terminate or amend the Plan. No such termination shall affect options previously granted, nor may an amendment make any change in any option theretofore granted which would adversely affect the rights of any participant holding options under the Plan, provided, that in the event the Plan is not approved by the stockholders of the Company pursuant to Paragraph 20, the Plan may be terminated, and funds received or held by the Company under this Plan returned to participants, without regard to any such rights.


18.  NOTICES.


     All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Chief Financial Officer of the Company.


19.  MERGER OR CONSOLIDATION.

     If the Company shall at any time merge into or consolidate with another corporation, the holder of each option then outstanding will thereafter be entitled to receive at the next Offering Termination Date, upon the exercise of such option and for each share as to which such option shall be exercised, the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger or consolidation. In accordance with this Paragraph and Paragraph 16, the Committee shall determine the kind and amount of such securities or property which such holder of an option shall be entitled to receive. A sale of all or substantially all of the assets of the Company shall be deemed a merger or consolidation for the foregoing purposes.

20.  APPROVAL OF STOCKHOLDERS.

     The Plan was approved by the Board of Directors on October 9, 1997. The Plan is subject to the approval of the stockholders of the Company at their next annual meeting or at any special meeting of the stockholders for which one of the purposes of such a special meeting shall be to act upon the Plan.

21.  GOVERNMENTAL AND OTHER REGULATIONS.

     The Plan, and the grant and exercise of the rights to purchase shares hereunder, and the Company's obligation to sell and deliver shares upon the exercise of rights to purchase shares, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may, in the opinion of counsel for the Company, be required. The Plan shall be governed by, and construed and enforced in accordance with, the provisions of Sections 421, 423 and 424 of the Code and the substantive laws of the Commonwealth of Massachusetts. In the event of any inconsistency between such provisions of the Code and any such laws, said provisions of the Code shall govern to the extent necessary to preserve the favorable federal income tax treatment afforded employee stock purchase plans under Section 423 of the Code.

                                   PROXY CARD
                                   ==========




PROXY                                CSP INC.                              PROXY



           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



The undersigned stockholder of CSP Inc. hereby appoints Alexander R. Lupinetti and Samuel Ochlis, and each or either of them, proxies (with power of substitution to each and to each substitute appointed pursuant to such power) of the undersigned to vote all shares of stock of the Corporation held by the undersigned or which the undersigned may be entitled to vote at the Special Meeting in lieu of Annual Meeting of Stockholders of the Corporation to be held on Thursday, January 8, 1998, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present, as indicated below and on the reverse side hereon upon the matters set forth herein and more fully described in the Notice and Proxy Statement for said Meeting and in their discretion upon all other matters which may properly come before said Meeting. The undersigned hereby revokes all proxies, if any, hitherto given by him to others for said Meeting.



IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES REPRESENTED HEREBY WILL BE VOTED. IF A CHOICE IS SPECIFIED ON THE REVERSE SIDE HEREOF BY THE STOCKHOLDER WITH RESPECT TO A MATTER TO BE ACTED UPON, THE SHARES WILL BE VOTED UPON SUCH MATTER IN ACCORDANCE WITH THE SPECIFICATION SO MADE. IN THE ABSENCE OF ANY SPECIFICATION, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL LISTED NOMINEES FOR DIRECTOR AND FOR EACH OTHER MATTER LISTED ON THE REVERSE SIDE HEREOF.


                 (Continued and to be signed on the other side)

[X] Please mark your votes as in this example

                                          FOR            WITHHOLD
                                          ---            --------
                                      ALL nominees,      AUTHORITY
                                      except as          for all
                                      marked to the      nominees.
                                      contrary below.
                                                                  Nominees:
Item 1. Election of Class II Directors:   [ ]               [ ]   John D. Ingram
                                                                  J. David Lyons
(INSTRUCTIONS: To withhold authority
to   vote    for   any    individual
nominee(s),  print  the  name(s)  of
such   nominee(s)   in   the   space
provided  below.  To vote  for or to
withhold authority for all nominees,
see above)


                                                 FOR        AGAINST      ABSTAIN
Item 2. Approval of the CSP Inc.
        1997 Stock Option Plan                   [  ]         [  ]         [  ]


Item 3. Approval of the CSP Inc.
        Employee Stock Purchase Plan             [  ]         [  ]         [  ]


Item 4. Approval of Amendment to the
        CSP Inc. Articles of Organization        [  ]         [  ]         [  ]
        as Described in the Proxy Statement


Item 5. Approval of Amendment to the
        By-Laws of CSP Inc. as Described in      [  ]         [  ]         [  ]
        the Proxy Statement








Check here if you plan to attend the Annual Meeting.  [  ]







SIGNATURE(S)__________________________________      DATE__________________



NOTE: Please date, sign exactly as name appears hereon and return  promptly.  If the shares are registered in the names of two or more persons, both should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles.